UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2026

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CLOUDASTRUCTURE, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-42494	87-0690564
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 El Camino Real, Bldg 4, Ste 200
Palo Alto, California		94306
(Address of principal executive offices)		(Zip Code)

(650) 644-4160

Registrant’s telephone number, including area code:

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange On Which Registered
Class A Common Stock	CSAI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 6, 2026, Cloudastructure, Inc. (the “Company”) entered into an Exchange Agreement (the “Exchange Agreement”) with Streeterville Capital, LLC (“Streeterville”), pursuant to which the Company and Streeterville agreed to partition a new promissory note (the “Partitioned Note”) in the original principal amount of $108,332.50 from that certain Promissory Note dated June 30, 2026, in the original principal amount of $1,299,870.00 (the “Original Note”), and to exchange the Partitioned Note for 22,297 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Exchange Shares”). The Original Note was previously reported in the Company’s Current Report on Form 8-K filed with the SEC on July 6, 2026.

Pursuant to the Exchange Agreement, the Partitioned Note was partitioned from the Original Note, and the outstanding balance of the Original Note was reduced by $108,332.50. Following such partition, the Original Note remains in full force and effect as to the remaining balance. Streeterville agreed to surrender the Partitioned Note in exchange for the Exchange Shares, which are to be delivered to Streeterville on or before August 10, 2026. On the Free Trading Date (as defined in the Exchange Agreement), the Partitioned Note will be cancelled and all obligations of the Company under the Partitioned Note will be deemed fulfilled. No additional consideration was paid by Streeterville in connection with the exchange.

The exchange was effected in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), as the Exchange Shares were issued in exchange for the Partitioned Note, which constitutes an outstanding security of the Company, the exchange was made exclusively with an existing security holder of the Company, and no commission or other remuneration was paid or given directly or indirectly for soliciting the exchange.

The foregoing description of the Exchange Agreement is not complete and is qualified in its entirety by reference to the full text of the Exchange Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated here by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On August 6, 2026, in connection with the Exchange Agreement described in Item 1.01 above (which description is incorporated here by reference), the Company agreed to issue 22,297 shares of Class A common stock to Streeterville in exchange for the Partitioned Note. The issuance of the Exchange Shares was exempt from registration under Section 3(a)(9) of the Securities Act.

Item 9.01	Financial Statements, Pro Forma Financial Information, and Exhibits.

(d)       Exhibits

10.1	Exchange Agreement between Cloudastructure, Inc. and Streeterville Capital, LLC dated August 6, 2026
104	Cover Page Interactive File (the cover page XBRL tags are embedded in the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2026

CLOUDASTRUCTURE, INC.

By:	/s/ Greg Smitherman
Greg Smitherman
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

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